October 2020 Next-Generation Precision Oncology Medicines Company Overview Exhibit 99.1

Forward-Looking Statements Statements in this Presentation that are not statements of historical fact are forward-looking statements. Such forward-looking statements include, without limitation, statements regarding our research and clinical development activities, plans and projected timelines, business strategy and plans, regulatory matters, objectives of management for future operations, market size and opportunity, our ability to complete certain milestones and our expectations regarding the relative benefits of our drug candidates versus competitive therapies. Words such as “believe,” “can”, “continue,” “anticipate,” “could,” “estimate,” “plan,” “predict,” “expect,” “intend,” “will,” “may,” “goal,” “upcoming,” “near term”, “milestone”, “potential,” “target” or the negative of these terms or similar expressions are intended to identify forward-looking statements, though not all forward-looking statements necessarily contain these identifying words. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Risks that contribute to the uncertain nature of the forward-looking statements include, without limitation: our preclinical studies and clinical trials may not be successful; regulatory authorities, including the U.S. Food and Drug Administration (FDA) may not agree with our interpretation of the data from clinical trials of our drug candidates; we may decide, or regulatory authorities may require us, to conduct additional clinical trials or to modify our ongoing clinical trials; we may experience delays in the commencement, enrollment, completion or analysis of clinical testing for our drug candidates, or significant issues regarding the adequacy of our clinical trial designs or the execution of our clinical trials may arise, which could result in increased costs and delays, or limit our ability to obtain regulatory approval; our drug candidates may not receive regulatory approval or be successfully commercialized; unexpected adverse side effects or inadequate therapeutic efficacy of our drug candidates could delay or prevent regulatory approval or commercialization; the COVID-19 pandemic may disrupt our business and that of third parties on which we depend, including delaying or otherwise disrupting our research and development activities; and we may not be able to obtain additional financing. These forward-looking statements should not be taken as forecasts or promises nor should they be taken as implying any assurance or guarantee that the assumptions on which such forward-looking statements have been made are correct or exhaustive. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date this Presentation is given. Other risks and uncertainties affecting us are described more fully in our filings with the Securities and Exchange Commission. We undertake no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made. This Presentation discusses drug candidates that are under clinical study and which have not yet been approved for marketing by the U.S. Food and Drug Administration. No representation is made as to the safety or effectiveness of these drug candidates for the use for which such drug candidates are being studied.

Significant Pipeline Progress in 2020 Repotrectinib Third FDA Fast Track Designation Granted Reported Early, Interim Data from TRIDENT-1 Phase 2 Registrational Study Continued Site Activation, Now >80 Sites in 14 Countries in TRIDENT-1 Study Received FDA Feedback to Potentially Accelerate Development Timelines Advanced Combination Strategy in KRAS Tumors with Strong Preclinical Evidence Partnership with Zai Lab in Greater China TPX-0022 Reported Early, Interim Data from SHIELD-1 Phase 1 Study TPX-0046 Continued in Dose Finding Portion of Phase 1 Study with Early, Interim Data Anticipated in 1H 2021 TPX-0131 Advanced IND-enabling Studies Toward Anticipated IND Submission in Early 2021 Discovery Continued Investment in Multiple Oncology Discovery Programs

Our Vision Drives Our Strategy Pipeline Expansion Clinical Excellence Leadership in Precision Oncology Potential for Best-in-Class Products Addressing Patients with High Unmet Need in TKI-Naïve and Resistance Settings Deep Oncology Development Expertise Rapid Clinical Proof-of-Concept Data Therapeutic Area Focus with Indication Expansion with Synergistic Combinations Mine Existing Macrocyclic Scaffolds New Discovery Against Novel or Validated Targets TKI-Pretreated TKI-Naive NSCLC

Discovery Preclinical Early Stage Clinical Development Late Stage Clinical Development Regulatory Submission Repotrectinib (ROS1/TRK)¹ TRIDENT-1: Advanced NSCLC (ROS1) and solid tumors (NTRK) Pediatric advanced solid tumors TRIDENT-2: KRAS-targeting combination TPX-0022 (MET)² SHIELD-1: Advanced solid tumors SHIELD-2: EGFR combination TPX-0046 (RET)² Advanced solid tumors TPX-0131 (ALK)² Advanced NSCLC Discovery Programs Multiple Oncology Targets Four Ongoing Clinical Studies Against Well Validated Oncogenic Targets ¹ Partnered with Zai Lab in Greater China; Turning Point retains worldwide rights outside of Greater China. ² Turning Point retains worldwide rights. Multiple Additional Studies Anticipated in 2021

Patient Population and Biomarker Frequency

	Repotrectinib		**TPX-0022**			**TPX-0046**			**TPX-0131**
	Advanced NSCLC[2]	**Advanced Solid Tumors**	**Advanced NSCLC[2]**	**EGFR Mutant TKI-Resistant Advanced NSCLC[2,7]**	**Advanced Gastric Cancer**	**Advanced NSCLC[2]**	**Advanced Medullary Thyroid Cancer**	**Advanced Papillary Thyroid Cancer**	**Advanced NSCLC[2]**
U.S. Patients[1]	140,000	710,000	140,000	20,000	15,000	140,000	700	13,000	140,000
EU5 Patients[1]	140,000	755,000	140,000	20,000	30,000	140,000	500	10,000	140,000
Japan and China Patients[1]	540,000	2,045,000	540,000	215,000	340,000	540,000	2,700	54,000	540,000
Biomarker Frequency	2%[3] (ROS1)	0.3%[4] (NTRK)	3-4%[5] (MET Exon 14) 1-2%[6] (MET Amplified)	15%[8] (MET Amplified)	3-5%[9-12] (MET Amplified)	1-2%[3] (RET)	70%[13] (RET)	10-20%[14,15] (RET)	3-5%[16] (ALK)

Note: Turning Point retains global rights to all products except for repotrectinib in Greater China.

[1] Estimates rounded and include locally advanced and metastatic populations per SEER, based on incidence reported by American Cancer Society Cancer Facts & Figures 2020 (US) and GLOBOCAN 2018 (EU5, Japan, China). [2] Zappa, et al: Transl Lung Cancer Res 2016. [3] Hirsch FR, et al: Lancet 2017. [4] Rosen EY, et al: Clin Cancer Res 2020. [5] Drilon A, et al: J Thorac Oncol. 2017. [6] Overbeck TR, et al: Translational lung cancer research 2020; based on gene copy number of 10 or greater. [7] Assumes 15% of US and EU5 NSCLC patients are EGFR+ (Hirsch FR, et al: Lancet 2017), 35% and 40% of Japanese and Chinese patients are EGFR+, respectively (Zhang YL, et al: Oncotarget 2016). Does not account for proportion of patients who will not progress to a 2L therapy. [8] Ramalingam SS, et al: Annals of Oncology 2018. [9] Loberg RD et al: Journal of Clinical Oncology 2014. [10] Yang Y, et al: Gastric Cancer 2016. [11] Inokuchi M, et al: World J Gastrointest Oncol. 2015. [12] Lennerz JK, et al: J Clin Oncol. 2011. [13] Based on weighted average of sporadic (75%) and familial (25%) MTC per American Cancer Society, with biomarker frequencies of 60% (Taccaliti A, et al: Curr Genomics 2011) and 98% (Elisei R, et al: Genes (Basel) 2019), respectively. [14] Lee MY, et al: Cancer Res Treat. 2017. [15] Prescott JD, et al: Cancer 2015. [16] Garber K.: J Natl Cancer Inst. 2010.

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Repotrectinib: A Highly Selective ROS1/TRK Inhibitor

Highly potent, structurally differentiated: small (low molecular weight), compact, with a rigid 3D macrocycle Designed to bind completely inside the ATP pocket even in the presence of solvent front or gatekeeper mutations Potential to address resistance from prior lines of TKI therapy May also prevent or delay the emergence of new resistant mutations Repotrectinib: Potential Best-in-Class ROS1 and NTRK Targeted Therapy in TKI-Naïve and Treatment Resistance Settings Our Approach ATP Kinase Repotrectinib Solvent-Front mutation Gatekeeper mutation

Inhibits JAK2, SRC and FAK Leads to suppression of STAT3 and AKT signaling, major mechanisms of resistance Demonstrated synergy with AMG510, inhibiting KRASG12C tumor cell proliferation, suppressing receptor tyrosine kinase upregulation, reducing KRASG12C tumor cell cytokine release Demonstrated synergy with trametinib (MEK inhibitor) in mutant KRAS NSCLC, CRC and pancreatic cancer cell lines Repotrectinib Selectivity Profile Potentially Expands Opportunity Beyond ROS1 and TRK for Combinations Repotrectinib in Preclinical Models Inhibited by Repotrectinib Note: Data presented at 2020 annual AACR meeting. Authors: B. Murray, et al

Repotrectinib combination shows a significant survival benefit in NSCLC KRASG12C xenograft model Builds on prior preclinical studies showing synergy with AMG510, inhibiting KRASG12C tumor cell proliferation, suppressing receptor tyrosine kinase upregulation, reducing KRASG12C tumor cell cytokine release Additional preclinical studies are on-going with AMG510 and other KRASG12C inhibitors Repotrectinib Enhances Survival with AMG510 in NSCLC KRASG12C Xenograft Tumor Model Note: Data presented at 2020 EORTC-NCI-AACR Symposium; Authors: B. Murray, et al Repotrectinib/AMG510, 30 mg/kg vs AMG510, 30 mg/kg, p=0.0138 H2122 Xenograft Model

TRIDENT-1: An Ongoing Phase 1/2 Study of Repotrectinib in Patients with Advanced Solid Tumors Harboring ROS1, NTRK1-3 Rearrangements Phase 2 Early Interim Update Based on Data Cut-off of July 10, 2020

TRIDENT-1 Efficacy Overview – Early Phase 2 Data Compared to Phase 1

Phase 2 (N=39[1])					
Efficacy by Physician Assessment	ROS1+ TKI-Naïve (EXP-1: N=7)	ROS1+ TKI Pretreated 1 Prior TKI with prior platinum-based chemotherapy (EXP-2: N=5)	ROS1+ TKI Pretreated 1 Prior TKI without prior platinum-based chemotherapy (EXP-4: N=6)	ROS1+ TKI Pretreated 2 Prior TKI without prior platinum-based chemotherapy (EXP-Other[3]: N=5)	NTRK+ TKI-Pretreated (EXP-6: N=6)
Overall Response Rate (95% CI)	6 (86%[2]) (42 – 100)	2 (40%) (5 – 85)	4 (67%) (22 – 96)	2 (40%) (5 – 85)	3 (50%) (12 – 88)
Duration of Response (Range) (months)	0.9+ - 2.0+	4.5 - 5.6+	1.0+ – 5.7+	1.9+ – 1.9+	1.7+ – 3.6+
Phase 1 (N=33[4]): All Dose Levels Studied					
Efficacy by BICR	ROS1+ TKI-Naïve (N=11)	ROS1+ TKI Pretreated 1 Prior TKI with prior platinum-based chemotherapy (N=14)	ROS1+ TKI Pretreated 1 Prior TKI without prior platinum-based chemotherapy (N=4)	ROS1+ TKI Pretreated 2 Prior TKI without prior platinum-based chemotherapy (N=1)	NTRK+ TKI-Pretreated (N=3)
Overall Response Rate (95% CI)	10 (91%) (59 - 100)	5 (36%) (13 - 65)	2 (50%) (7 – 93)	0	1 (33%) (1 – 91)
Duration of Response (Range) (months)	3.7+ - 23.3+	2.7+ - 13.0	0.8+ - 5.5+	NA	9.8

[1] Represents the first 39 patients treated. In EXP-3 (Two prior TKIs with prior chemotherapy; N=10): No objective responses observed. EXP-3 to be modified to exclude patients treated with prior chemotherapy
[2] The seventh patient achieved an unconfirmed PR (uPR) after the data cutoff date and remained on treatment awaiting a confirmatory scan as of the early interim update on Aug. 19, 2020. uPR is not counted in ORR calculations
[3] Represents the planned modified EXP-3 cohort of patients previously treated with 2 prior TKIs without prior chemotherapy
[4] Phase 1 dataset previously reported 4 patients treated with 3 prior TKIs and 6 patients who had 2 TKIs and prior chemotherapy
Phase 2 Data cutoff of 10 July 2020, Phase 1 Data cutoff of 22 July 2019

Confidential
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ROS1+ TKI Naïve Advanced NSCLC Patients EXP-1 + Phase 1 ^Patient achieved an unconfirmed partial response after the data cutoff date and remained on treatment awaiting a confirmatory scan as of the early interim update on Aug. 19, 2020. uPR is not counted in cORR calculation. Phase 2 Data cutoff of 10 July 2020, responses confirmed by Physician Assessment Phase 1 Data cutoff of 22 July 2019, responses confirmed by Blinded Independent Central Review (BICR) Phase 1 data includes only patients treated at or above the Phase 2 recommended dose of repotrectinib Confirmed ORR (95% CI) Duration of Response 0.9+ –2.0+ months (range) n=6 0.9+ – 17.6+ months (range) n=12 86% (42 – 100) 86% (57 – 98) Phase 2 (n=7) Phase 1+2 (n=14)

Phase 2 Phase 1+2 EXP-2: 1 Prior TKI with prior platinum chemotherapy Confirmed ORR (95% CI) 40% (5 – 85) n=5 50% (21 – 79) n=12 Duration of Response 4.5 – 5.6+ months (range) n=2 2.7+ – 11.1 months (range) n=6 EXP-4: 1 Prior TKI without prior platinum chemotherapy Confirmed ORR (95% CI) 67% (22 – 96) n=6 67% (30 – 93) n=9 Duration of Response 1.0+ – 5.7+ months (range) n=4 0.8+ – 5.7+ months (range) n=6 EXP-Other: 2 Prior TKIs without prior platinum chemotherapy Confirmed ORR (95% CI) 40% (5 – 85) n=5 33% (4 – 78) n=6 Duration of Response 1.9+ – 1.9+ months (range) n=2 1.9+ – 1.9+ months (range) n=2 ROS1+ TKI-Pretreated Advanced NSCLC Patients EXP-2, 4, Other + Phase 1 Note: Patient with cCR had a G2032R solvent-front mutation after prior treatment with entrectinib (EXP-2). No objective responses observed in 4L pretreated patients (EXP-3: two prior TKIs with prior chemotherapy, N=10). Phase 2 Data cutoff of 10 July 2020, responses confirmed by Physician Assessment . Phase 1 Data cutoff of 22 July 2019, responses confirmed by Blinded Independent Central Review (BICR). Phase 1 data includes only patients treated at or above the Phase 2 recommended dose of repotrectinib.

NTRK+ TKI-Pretreated Advanced Solid Tumor Patients in TRIDENT-1 EXP-6 + Phase 1 Confirmed ORR (95% CI) Duration of Response Phase 2 Data cutoff of 10 July 2020, responses confirmed by Physician Assessment per RECIST Phase 1 Data cutoff of 22 July 2019, responses confirmed by Blinded Independent Central Review (BICR) Phase 1 data includes only patients treated at or above the Phase 2 recommended dose of repotrectinib 50% (12 – 88) 1.7+ – 3.6+ months (range) n=3 43% (10 – 82) 1.7+ – 3.6+ months (range) n=3 Phase 2 (n=6) Phase 1+2 (n=7)

Generally well-tolerated Most treatment emergent adverse events (TEAEs) and treatment-related adverse events (TRAEs) were Grade 1 or 2 No Grade 4 or Grade 5 TRAEs The most commonly reported TEAE was low grade dizziness 83% (20/24) were Grade 1 No cases of dizziness have led to treatment discontinuation No Grade 3 or Grade 4 treatment-related ALT/AST elevations reported Phase 2 Safety Summary: Treatment-Emergent and Treatment-Related AEs Data cut-off date of July 10, 2020. ¹ Additional Grade 3 TRAEs:: depressed level of consciousness (n=1), neutrophil count decreased (n=2), and lymphopenia (n=1). All Treated Patients (n=39) TEAEs (≥10% of patients) TRAEs All Grades Grade 3 Grade 4 Grade 3¹ Grade 4 Adverse Event n (%) n (%) n (%) n (%) n (%) Dizziness 24 (61.5) – – --- – Fatigue 15 (38.5) 1 (2.6) – 1 (2.6) – Constipation 13 (33.3) – – – – Dysgeusia 13 (33.3) – – – – Dyspnea 11 (28.2) 1 (2.6) – – – Paresthesia 8 (20.5) – – – – Muscular weakness 7 (17.9) 1 (2.6) – – – Nausea 7 (17.9) – – – – Pain 5 (12.8) – – – – Anemia 4 (10.3) 2 (5.1) – 2 (5.1) – Aspartate aminotransferase increased 4 (10.3) – – – – Hypoesthesia oral 4 (10.3) – – – – Sensitive skin 4 (10.3) – – – –

Phase 2 TRIDENT-1 Study Design

ROS1+ Advanced NSCLC				*NTRK*+ Advanced Solid Tumors	
EXP-1	EXP-2	EXP-3*	EXP-4	EXP-5	EXP-6
ROS1 TKI-Naïve	1 Prior ROS1 TKI AND 1 Platinum-Based Chemotherapy	2 Prior ROS1 TKIs AND No Prior Chemotherapy	1 Prior ROS1 TKI AND No Prior Chemotherapy	TRK TKI-Naive	TRK TKI-Pretreated
(n=55)	(n=60)	(n=40)	(n=60)	(n=55)	(n=40)

Phase 2 Primary Objective

- cORR by BICR in each expansion cohort

Phase 2 Secondary Objectives

- DOR, PFS, and OS
- IC-ORR and CNS-PFS

Study Updates Following FDA Feedback in Aug. 2020:

- Potential to Pool Phase 1 Data at or above Recommended Dose with Phase 2 Data
- Decrease EXP-2 to n=60, Increase EXP-4 to n=60, with Interim Analyses at ~30 Patients in Each
- Follow-up of 6 months in EXP-2, EXP-4, EXP-6; 9 months in EXP-5

**Patients with prior chemotherapy to no longer be enrolled in this cohort*

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Advancing Three Additional Next-Generation Kinase Inhibitors

TPX-0022 is a Potent Inhibitor of MET, SRC, and CSF1R Tyrosine Kinases TPX-0022 is a compact 3-D macrocycle that was designed based on the MET crystal structure to efficiently bind the autoinhibitory conformation TPX-0022 is a potent MET inhibitor with activity against SRC and CSF1R SRC is a downstream MET effector involved in malignant transformation, tumor metastasis, and drug resistance CSF1R plays an important role in regulation of tumor associated macrophages that can promote tumor progression and angiogenesis TPX-0022 has demonstrated antitumor activity in multiple xenograft models

SHIELD-1 Phase 1 Study of TPX-0022 in Patients With Advanced Solid Tumors Harboring Genetic Alterations in MET Population Adults with advanced solid tumors MET genetic alterations assessed by local testing (exon 14 deletion, amplification, fusion, or oncogenic kinase domain mutation) Asymptomatic CNS disease allowed Design 3+3 with expansion allowed at doses where clinical activity is observed Response evaluation by RECIST v1.1 Dose Escalation (n=22) 40 mg QD N=8 80 mg QD N=8 120 mg QD N=3 Initiate Expansion Cohorts 20 mg QD N=3 Doses evaluated from 18-Sep 2019 to 15-Oct 2020 Dose evaluation ongoing at 80 and 120 mg QD cohorts Dose Expansion NSCLC Exon 14 Deletion TKI-Naive GI (GC/GEJ, CRC, HCC) MET Amplified TKI-Naive NSCLC Exon 14 Deletion TKI-Pretreated NSCLC MET Amplified TKI-Naive Solid Tumors with MET Fusions or Oncogenic KD Mutations TKI-Naive Primary Objectives: Evaluate safety/tolerability and determine maximum tolerated dose (MTD) and recommended Phase 2 dose (RP2D) CNS, central nervous system; CRC, colorectal cancer; GC, gastric cancer; GEJ, gastroesophageal junction; GI, gastrointestinal; HCC, hepatocellular carcinoma; KD, kinase domain; MET, mesenchymal-epithelial transition factor; MTD, maximum tolerated dose; NSCLC, non-small cell lung cancer; QD, once daily; RECIST v1.1, response evaluation criteria in solid tumors version 1.1; RP2D, recommended phase 2 dose

TPX-0022: Subject Disposition from SHIELD-1 Phase 1 Early, Interim Data

Data Presented at 2020 EORTC-NCI-AACR Symposium

Enrolled Patients

N=22
13 NSCLC, 4 CRC, 4 Gastric, 1 Glioblastoma

Evaluable Patients[a]

N=15

TKI-Naïve (N=10)
3 NSCLC, 4 CRC, 3 Gastric

TKI-Pretreated (N=5)
5 NSCLC

Non-Evaluable Patients

Awaiting 1st Scan[b]
N=4

Off Treatment Prior to 1st Scan
N=2[c]

No Baseline Measurable Disease
N=1

Note: Data presented at 2020 EORTC-NCI-AACR Symposium. Data cutoff of 15-Oct-2020.
[a] Patients with baseline measurable disease and at least one post-baseline scan
[b] Patients on treatment but with no post-baseline scan as of data cut-off date
[c] One patient due to unrelated pneumonia; one patient due to DLT (Grade 2 dizziness)

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TPX-0022 has been generally well tolerated Most AEs were Grade 1 or 2 Most common TEAE was dizziness, likely due to off target TRK inhibition Infrequent dose modifications due to TEAE 5 (23%) patients with TEAEs that led to dose reduction 2 (9%) patients with TEAEs that led to drug discontinuation MTD not reached; 1 DLT at 120 mg QD* All Grade peripheral edema reported in 9.1% of patients (no Grade 3 or higher event) No related Grade ≥ 3 ALT/AST elevation No ILD/pneumonitis of any Grade TPX-0022 Preliminary Safety Summary Note: Data presented at 2020 EORTC-NCI-AACR Symposium. Data cutoff of 15-Oct-2020. TEAE: treatment emergent adverse event; TRAE : treatment related adverse event. * DLT was reported as treatment related Grade 2 dizziness. ^ One Grade 3 TRAE of weight gain reported All Treated Patients (n=22) TEAEs (≥20% of patients) TRAEs Adverse Events All Grades Grades≥3 All Grades Grades≥3^ n (%) n (%) n (%) n (%) Dizziness 12 (54.5) -  10 (45.5)  - Lipase increased 7 (31.8) -  5 (22.7) - Fatigue 7 (31.8) -  3 (13.6) -  Amylase increased 6 (27.3) -  4 (18.2) -  Nausea 6 (27.3) 1 (4.5) 3 (13.6) -  Vomiting 6 (27.3) 2 (9.1) 3 (13.6) -  Constipation 5 (22.7) 1 (4.5)  - -  Anemia 5 (22.7) 1 (4.5) 2 (9.1) -

Of 10 MET TKI-Naïve patients, 5 have achieved PRs 3 gastric/GE junction, 1 CRC, and 1 NSCLC 3 cPRs are ongoing with DOR range 1.0+ to 3.9+ months 2 uPR on treatment pending confirmation Of the 5 MET TKI-Pretreated NSCLC patients, 3 had stable disease All 5 patients were treated at 20 or 40 mg QD dose levels Clinical benefit rate for all patients is 9/15 TPX-0022: Preliminary Efficacy by Investigator Assessment from Dose Finding Study Note: Data presented at 2020 EORTC-NCI-AACR Symposium. Data cutoff of 15-Oct-2020. uPR: unconfirmed PR patient remains on treatment and awaits confirmatory scan; clinical benefit rate: confirmed or unconfirmed PR or SD.

TPX-0022 Duration of Treatment Note: Data presented at 2020 EORTC-NCI-AACR Symposium. Data cutoff of 15-Oct-2020. Duration of Treatment NSCLC (N=8): 3.4 to 34+ weeks CRC (N=4): 5.1 to 17 weeks GC/GEJ (N=3): 9.4+ to 23.6+ weeks

TPX-0022 SHIELD-1 Phase 1 Early, Interim Data Key Takeaways Encouraging Early Initial Data in Ongoing Phase 1 SHIELD-1 Study TPX-0022 was generally well tolerated among 22 treated patients with 1 DLT at 120 mg QD^ Preliminary Phase 1 data suggest pan-tumor potential Responses observed in MET exon 14 deletion NSCLC and MET amplified gastric and colorectal cancers Dose Expansion anticipated after determining RP2D. Pending FDA feedback, plan to modify SHIELD-1 study into a potentially registrational Phase 1/2 design Targeting initiation of Phase 2 portion in 2H 2021 Combination study with TPX-0022 and an EGFR TKI in patients with EGFR mutated MET-amplified NSCLC is also planned for initiation in 2H 2021 ^ As of data cut-off, 1 reported DLT of treatment related Grade 2 dizziness.

TPX-0046: Highly Potent, Selective RET Inhibitor

TPX-0046	
Differentiation	▪ Comparable potency against WT RET to proxy chemical compounds of other RET agents[1] ▪ Rationally designed to address resistance from solvent front mutations
Target Population	▪ Non-small cell lung, medullary thyroid, papillary thyroid, and other solid tumors ▪ TKI-naïve and pretreated
Development Stage	▪ Initiated Phase 1/2 study in November 2019

	Ba/F3 Cell Proliferation Assay IC_{50} (nM)[1]					
Inhibitor	**KIF5B-RET WT**	**KIF5B-RET G810R (solvent front mutation)**	**KIF5B-RET G810S (solvent front mutation)**	**KIF5B-RET G810C (solvent front mutation)**	**KIF5B-RET G810N (solvent front mutation)**	**KIF5B-RET V804M (gatekeeper mutation)**
TPX-0046	**0.4**	**16.9**	**0.4**	**11.2**	**17.3**	**533**
Pralsetinib[2]	0.7	749	4.9	32.9	40.9	1.1
Selpercatinib[2]	0.2	568	62.8	426	86.8	23.4

Note: Data presented at 2020 ASCO Conference. NR = Not reported.
[1] All of the compounds were tested on the same plates in multiple experiments and the data represents an average of the results.
[2] Data based on evaluation of corresponding proxy chemical compound purchased from a commercial source rather than from the pharmaceutical company commercializing or developing the kinase inhibitor.

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TPX-0046 Phase 1/2 Study Ongoing

Multiple *RET*+ patients with solvent-front mutations previously treated with other RET inhibitors dosed with TPX-0046 in ongoing Phase 1/2 study

Phase 1 Dose Escalation (n=~40)[1]

- Adult advanced solid tumor patients with *RET* genetic alterations (mutations or fusions)
- Starting dose: 10 mg QD
- 3+3 Design (Intra-patient dose escalation allowed)

RP2D

Phase 2 (n= ~300)

1. ***RET* Fusion+ NSCLC** **RET TKI-Naïve**
2. ***RET* Fusion+ NSCLC** **1 Prior RET TKI Treated**
3. ***RET* Mutation+ Medullary Thyroid Carcinoma** **RET TKI-Naïve**
4. ***RET* Mutation+ Medullary Thyroid Carcinoma** **1 Prior RET TKI Treated**
5. ***RET* Fusion or Mutation+ Other Solid Tumors** **RET TKI-Naïve**
6. ***RET* Fusion or Mutation+ Other Solid Tumors** **RET TKI-Pretreated**

[1] Food effect study will also be conducted in additional n=~12.

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TPX-0131: Highly Potent, Selective ALK Inhibitor Note: Data presented at 2020 AACR Conference. ¹ Shaw A et al., J Clin Oncol 37:1370-1379. TPX-0131 Differentiation Potently inhibit WT ALK and solvent front / compound mutations Solvent front mutation G1202R reported in ~42% of patient biopsies with a resistance mutation¹ Target Population ALK+ NSCLC and other solid tumors Development Stage IND planned by early 2021 Ba/F3 Cell Proliferation Assay IC50 (nM) Inhibitor ALK WT ALK G1202R (solvent front mutation) ALK G1202R/ L1196M ALK G1202R/ L1198F ALK G1202R/ C1156Y ALK L1196M/ L1198F TPX-0131 <1.0 0.2 <2.0 <0.2 <0.2 <0.2 Alectinib 2.8 10000 >10000 1787 2171 837 Brigatinib 16 176 1152 1578 925 134 Ceritinib 5.1 265 1298 1681 1395 624 Lorlatinib 1.3 58 4087 921 435 462 Crizotinib 44.8 369 764 135 898 112

Anticipated Milestones Repotrectinib World Conference on Lung Cancer TRIDENT-1 Data Presentation¹ Jan. 2021 Goal to achieve full TRIDENT-1 global site activation²; Provide update on overall study timeline Early 2021 Initiate TRIDENT-2 Phase 2 Combination Study in KRAS Mutant Non-Small Cell Lung Cancer Mid 2021 TPX-0022 Initiate Phase 2 Portion of SHIELD-1 Study 2H 2021 Initiate Phase 2 SHIELD-2 Combination Study with EGFR TKI 2H 2021 TPX-0046 Report Early Interim Data from Initial Patients in Phase 1 Study 1H 2021 TPX-0131 Submit IND Early 2021 ¹ Abstract accepted for oral presentation at 20th IASLC World Conference on Lung Cancer. ² Excludes Zai Lab sites. 2H 2021 anticipated milestones do not currently include potential clinical data updates from TRIDENT-1 or SHIELD-1 studies

October 2020 Next-Generation Precision Oncology Medicines Company Overview